Second Quarter 2023 Results August 2, 2023

2 Non-GAAP financial measures and Forward-looking statements Non-GAAP financial measures We provide reconciliations of the non-GAAP financial measures contained in this release to the most directly comparable measure under GAAP, which are set forth in the financial tables attached to this release. The non-GAAP financial measures in this release include: adjusted earnings before interest, taxes, depreciation and amortization (“adjusted EBITDA”); adjusted EBITDA margin; free cash flow and free cash flow as a percentage of adjusted EBITDA (“free cash flow conversion”); adjusted free cash flow and adjusted free cash flow as a percentage of adjusted EBITDA (“adjusted free cash flow conversion”); net debt, gross leverage and net leverage; and adjusted net income and adjusted diluted earnings per share (“adjusted EPS”). We believe that these adjusted financial measures facilitate analysis of our ongoing business operations because they exclude items that may not reflect, or are unrelated to, RXO’s core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses. Other companies may calculate these non-GAAP financial measures differently, and therefore our measures may not be comparable to similarly titled measures of other companies. These non-GAAP financial measures should only be used as supplemental measures of our operating performance. Adjusted EBITDA, adjusted EBITDA margin, adjusted net income and adjusted EPS include adjustments for transaction and integration costs, as well as restructuring costs and other adjustments as set forth in the attached tables. Management uses these non-GAAP financial measures in making financial, operating and planning decisions and evaluating RXO’s ongoing performance. We believe that adjusted EBITDA and adjusted EBITDA margin improve comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments that management has determined do not reflect our core operating activities and thereby assist investors with assessing trends in our underlying business. We believe that adjusted net income and adjusted EPS improve the comparability of our operating results from period to period by removing the impact of certain costs that management has determined do not reflect our core operating activities, including amortization of acquisition-related intangible assets, transaction and integration costs, restructuring costs and other adjustments as set out in the attached tables, and thereby may assist investors with comparisons to prior periods and assessing trends in our underlying business. We believe that free cash flow, free cash flow conversion, adjusted free cash flow and adjusted free cash flow conversion are important measures of our ability to repay maturing debt or fund other uses of capital that we believe will enhance stockholder value, and may assist investors with assessing trends in our underlying business. We calculate free cash flow as net cash provided by operating activities less payment for purchases of property and equipment plus proceeds from sale of property and equipment. We define adjusted free cash flow as free cash flow less cash paid for transaction, integration, restructuring and other costs. We believe that net debt, gross leverage and net leverage are important measures of our overall liquidity position. Net debt is calculated by removing cash and cash equivalents from our reported total debt. Gross leverage is calculated as reported total debt as a ratio of trailing twelve months adjusted EBITDA. Net leverage is calculated as net debt as a ratio of trailing twelve months adjusted EBITDA. Forward-looking statements This release includes forward-looking statements, including statements relating to our continued year-over-year brokerage volume growth in the second quarter of 2023. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as "anticipate," "estimate," "believe," "continue," "could," "intend," "may," "plan,“ "predict," "should," "will," "expect," "project," "forecast," "goal," "outlook," "target,” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by us in light of our experience and our perception of historical trends, current conditions and expected future developments, as well as other factors we believe are appropriate in the circumstances. These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Factors that might cause or contribute to a material difference include the risks discussed in our filings with the SEC and the following: competition and pricing pressures; economic conditions generally; the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; fluctuations in fuel prices; increased carrier prices; severe weather, natural disasters, terrorist attacks or similar incidents that cause material disruptions to our operations or the operations of the third-party carriers and independent contractors with which we contract; our dependence on third-party carriers and independent contractors; labor disputes or organizing efforts affecting our workforce and those of our third-party carriers; legal and regulatory challenges to the status of the third-party carriers with which we contract, and their delivery workers, as independent contractors, rather than employees; litigation that may adversely affect our business or reputation; increasingly stringent laws protecting the environment, including transitional risks relating to climate change, that impact our third-party carriers; governmental regulation and political conditions; our ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the impact of potential cyber-attacks and information technology or data security breaches; issues related to our intellectual property rights; our ability to access the capital markets and generate sufficient cash flow to satisfy our debt obligations; our ability to attract and retain qualified personnel; our ability to successfully implement our cost and revenue initiatives and other strategies; our ability to successfully manage our growth; our reliance on certain large customers for a significant portion of our revenue; damage to our reputation through unfavorable publicity; our failure to meet performance levels required by our contracts with our customers; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; a determination by the IRS that the distribution or certain related separation transactions should be treated as taxable transactions; and the impact of the separation on our businesses, operations and results. All forward-looking statements set forth in this release are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to or effects on us or our business or operations. Forward-looking statements set forth in this release speak only as of the date hereof, and we do not undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

3 Q2 2023 highlights 1 Strong execution in a soft freight market 2 Brokerage gaining profitable share with support from complementary services 3 Continued technology adoption and sales momentum 4 Strong cash flow and balance sheet 5 Approaching cycle bottom

4 $101M $38M 540.00% 545.00% 550.00% 555.00% 560.00% 565.00% 570.00% 575.00% 580.00% 585.00% 590.00% $0 $20 $40 $60 $80 $100 $120 $140 Q2 22 Q2 23 Second-quarter financial and operating results Strong execution despite a soft freight market RXO’s brokerage business continues to outperform and gain profitable market share Adjusted EBITDA and margin %1 Q2 22 Q2 23 Brokerage y/y volume growth $265M $179M $0 $50 $100 $150 $200 $250 $300 Q2 22 Q2 23 18.6% 21.6% Gross margin $ and % (1) See the “Non-GAAP financial measures” section. 3.9% 8.2% + 10%

5 Diversified business; profitable share gains continued in Q2 Revenue by service offering Brokerage • Volume growth of 10% y/y • Volume growth +77% on a 3-year stack • Strong underlying profitability, gross margin of 15.4% Complementary services • Gross margin flat y/y, +50bps q/q • Managed Trans. y/y synergy volumes up strongly • Secured several key wins that will be onboarded in early 2024 • Q2 Last Mile EBITDA up y/y • Highest quarterly EBITDA since Q2 2021 • Continue to expect FY2023 Last Mile EBITDA to grow y/y 56%26% 11% 6% Truck Brokerage Last Mile Managed Transportation Freight Forwarding Note: Excludes impact of eliminations. Numbers do not add up to 100% due to rounding.

6 RXO technology adoption update 80% 96% Q2 22 Q2 23 73% 78% Q2 22 Q2 23 7-day carrier retentionLoads created or covered digitally Our best-in-class technology helps drive increased engagement on the RXO platform Weekly average users +3% y/y Active network carriers +2% q/q

7 Brokerage sales and pipeline update Strong customer relationships Contract volume +19% y/y Bid momentum continues from Q1 2023 Strongest pipeline since pre-COVID* +118% and +132% on a 2- and 3-year stack RXO is attracting new customers to the platform and expanding share of wallet with existing customers Bid count +23% y/y * As measured in revenue.

8 Q2 2023 adjusted EPS bridge Earnings Per Share Q2-23 Q2-22 GAAP Diluted EPS $0.03 $0.38 Amortization of intangible assets 0.03 0.04 Transaction, integration, restructuring and other costs 0.05 0.18 Income tax associated with adjustments above 1 (0.03) (0.04) Adjusted Diluted EPS 2 $ 0.08 $ 0.56 RXO delivered Q2 2023 adjusted EPS of $0.08 (1) The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income. Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. (2) See the “Non-GAAP financial measures” section.

9 Trailing 6-month adjusted free cash flow walk Note: In millions. (1) Adjusted EBITDA, Adjusted FCF and Adjusted FCF conversion are Non-GAAP financial measures. (2) Adjusted EBITDA excludes certain NEO spin-related stock-based compensation. Converted 68% of YTD adjusted EBITDA to adjusted free cash flow 1 11,2

10 Balance sheet update 2.2x 1.6x 0.0x 0.5x 1.0x 1.5x 2.0x 2.5x 3.0x Gross* Net** Capital Structure (millions) Q2 2023 Current Maturities of Long-term Debt $ 4 Long-term Debt 451 Total Debt $ 455 Less: Cash 124 Net Debt 1 $ 331 Available Liquidity (millions) Q2 2023 Cash $ 124 Revolver 500 Total Capacity $ 624 Net Debt Target 1.0x – 2.0x *Calculated as reported debt divided by LTM Adjusted EBITDA. ** Calculated as reported debt less reported cash, divided by LTM Adjusted EBITDA. (1) See the “Non-GAAP financial measures” section. Leverage1

Tightening market impacted brokerage gross margins

- **Capacity tightened as the quarter progressed, but no meaningful spot market developed**
  - National load-to-truck ratio increased
  - Load-to-truck ratio in states impacted by produce season was significantly higher than national average



M/M changes in buy rate impacted Q2 brokerage GM%
16%
15%
14%
April
May
June
0.0%
0.5%
-5.4%
M/M buy rate
Brokerage GM %

Despite tightening market conditions, RXO still delivered strong Q2 brokerage gross margin of 15.4%

RXO

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12 Structurally higher profitability across freight cycles (1) See the “Non-GAAP financial measures” section. RXO is improving cross-cycle profitability

13 Historical volumes and gross profit per load trends Since Q1 2020, RXO’s volume has grown by ~70%, positioning us for the inflection

Outlook commentary and FY 2023 assumptions

Outlook commentary

- Q3 2023 year-over-year brokerage volume growth
- Last Mile FY 2023 EBITDA growth vs. FY 2022

FY 2023 assumptions

- Capital expenditures: $60-$65M, incl. $15mm of strategic real estate investments
- Depreciation and amortization: $70-$75M
- Stock-based compensation: $20-$22M
- Net interest expense: $32-$34M
- Adjusted effective tax rate: ~25%
- Diluted weighted-average shares outstanding: ~120 million*

RXO

* Does not assume any reduction in share count associated with RXO's $125mm stock repurchase program.

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15 Key investment highlights 1 Large addressable market with secular tailwinds 2 Track record of above-market growth and high profitability 3 Proprietary technology drives efficiency, volume and margin expansion 4 Long-term relationships with blue-chip customers 5 Market-leading platform with complementary transportation solutions 6 Tiered approach to sales drives multi-faceted growth opportunities 7 Diverse exposure across attractive end markets 8 Experienced and proven leadership team

16 Appendix

17 Financial reconciliations (1) See the “Non-GAAP financial measures” section. (2) Adjusted EBITDA margin is calculated as adjusted EBITDA divided by revenue. (3) Trailing twelve months ended June 30, 2023 is calculated as the six months ended June 30, 2023 plus the twelve months ended December 31, 2022 less the six months ended June 30, 2022. Reconciliation of net income to adjusted EBITDA and adjusted EBITDA margin Twelve Months Ended June 30, Year Ended December 31, (Dollars in millions) 2023 2022 2023 2022 2023 3 2022 Net income 3$ 44$ 3$ 83$ 12$ 92$ Interest expense, net 8 - 16   - 20 4 Income tax provision 3 15 - 27 - 27 Depreciation and amortization expense 18 21 36   42 80 86 Transaction and integration costs 4 18 10 21 73 84 Restructuring and other costs 2 3 10   3 20 13 Adjusted EBITDA 1 38$ 101$ 75$ 176$ 205$ 306$ Revenue 963$ 1,226$ 1,973$   2,538$ 4,231 4,796 Adjusted EBITDA margin 1, 2 3.9% 8.2% 3.8% 6.9% 4.8% 6.4% Three Months Ended June 30, Six Months Ended June 30,

18 Financial reconciliations (cont.) (1) The tax impact of non-GAAP adjustments represents the tax benefit (expense) calculated using the applicable statutory tax rate that would have been incurred had these adjustments been excluded from net income. Our estimated tax rate on non-GAAP adjustments may differ from our GAAP tax rate due to differences in the methodologies applied. (2) See the "Non-GAAP financial measures" section. Reconciliation of net income to adjusted net income and adjusted diluted earnings per share (Dollars in millions, shares in thousands, except per share amounts) 2023 2022 2023 2022 Net income 3$ 44$ 3$ 83$ Amortization of intangible assets 3 5 6 11 Transaction and integration costs 4 18 10 21 Restructuring and other costs 2 3 10 3 Income tax associated with the adjustments above 1 (2) (6) (6) (9) Adjusted net income 2 10$ 64$ 23$ 109$ Adjusted diluted earnings per share 2 0.08$ 0.56$ 0.19$ 0.95$ Weighted-average common shares outstanding Diluted weighted-average common shares outstanding 119,457 115,163 119,414 115,163 Six Months Ended June 30,Three Months Ended June 30,

19 Financial reconciliations (cont.) (1) See the “Non-GAAP financial measures” section. (2) Free cash flow conversion from adjusted EBITDA is calculated as free cash flow divided by adjusted EBITDA. (3) Adjusted free cash flow conversion from adjusted EBITDA is calculated as adjusted free cash flow divided by adjusted EBITDA. Reconciliation of cash flows from operating activities to free cash flow and adjusted free cash flow (Dollars in millions) 2023 2022 Net cash provided by operating activities 66$ 177$ Payment for purchases of property and equipment (28) (24) Free cash flow 1 38$ 153$ Transaction and integration costs 2 5 20 Restructuring and other costs 2 8 1 Adjusted free cash flow 1 51$ 174$ Adjusted EBITDA 1, 3 75$ 176$ Free cash flow conversion from adjusted EBITDA 1, 4 50.7% 86.9% Adjusted free cash flow conversion from adjusted EBITDA 1, 5 68.0% 98.9% Six Months Ended June 30,

Financial reconciliations (cont.)

Calculation of gross margin and gross margin as a percentage of revenue

(Dollars in millions)	Three Months Ended June 30, 2023	Three Months Ended June 30, 2022	Six Months Ended June 30, 2023	Six Months Ended June 30, 2022
Revenue				
Truck brokerage	$ 557	$ 755	$ 1,157	$ 1,579
Complementary services [1]	437	507	874	1,031
Eliminations	(31)	(36)	(58)	(72)
Revenue	$ 963	$ 1,226	$ 1,973	$ 2,538
Cost of transportation and services (exclusive of depreciation and amortization)				
Truck brokerage	$ 471	$ 598	$ 973	$ 1,288
Complementary services [1]	283	342	567	709
Eliminations	(31)	(36)	(58)	(72)
Cost of transportation and services (exclusive of depreciation and amortization)	$ 723	$ 904	$ 1,482	$ 1,925
Direct operating expense (exclusive of depreciation and amortization)				
Truck brokerage	$ -	$ -	$ -	$ -
Complementary services [1]	59	56	120	111
Direct operating expense (exclusive of depreciation and amortization)	$ 59	$ 56	$ 120	$ 111
Direct depreciation and amortization expense				
Truck brokerage	$ -	$ -	$ -	$ -
Complementary services [1]	2	1	3	2
Direct depreciation and amortization expense	$ 2	$ 1	$ 3	$ 2
Gross margin				
Truck brokerage	$ 86	$ 157	$ 184	$ 291
Complementary services [1]	93	108	184	209
Gross margin	$ 179	$ 265	$ 368	$ 500
Gross margin as a percentage of revenue				
Truck brokerage	15.4%	20.8%	15.9%	18.4%
Complementary services [1]	21.3%	21.3%	21.1%	20.3%
Gross margin as a percentage of revenue	18.6%	21.6%	18.7%	19.7%

(1) Complementary services include freight forwarding, last mile and managed transportation services.

RXO

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21 Financial reconciliations (cont.) (1) See the “Non-GAAP financial measures” section. Reconciliation of net debt, gross leverage and net leverage June 30, (Dollars in millions) 2023 Reconciliation of net debt Total debt 455$ Cash and cash equivalents 124 Net debt 1 331$ Reconciliation of gross leverage Total debt 455$ Adjusted EBITDA for the trailing twelve months June 30, 2023 205$ Gross leverage 1 2.2x Reconciliation of net leverage Net debt 1 331$ Adjusted EBITDA for the trailing twelve months June 30, 2023 205$ Net leverage 1 1.6x